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                       FIRST AMENDMENT TO LOAN AGREEMENT

This First Amendment to Loan Agreement (the "Amendment") is made as of December 18, 1995, between MARQUEST MEDICAL PRODUCTS, INC., a Colorado corporation ("Borrower") and COLORADO NATIONAL BANK, a national banking association ("Bank").

WHEREAS,

i. Borrower and Bank entered into a Loan Agreement dated as of June 30, 1994, pursuant to which Bank made available to Borrower a Term Loan ("Loan") of $1,300,000.00 (the "Loan Agreement");

ii. Borrower has requested that Bank release Bank's security interests in Borrower's accounts, general intangibles, inventory and equipment which secure the Loan; and

iii. Bank is willing to take such action upon receipt of a prepayment of $160,000.00 and Borrower's agreement to shorten the Maturity Date of January 31, 2000, and otherwise subject to the terms and conditions in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein, Borrower and Bank agree as follows:

1. DEFINITIONS. Capitalized terms used herein and in the recitals hereto, but not defined herein or therein, shall have the meanings given them in the Loan Agreement.

2. AMENDMENT TO LOAN AGREEMENT. Section 1.04 of the Loan Agreement is amended by changing the date "July 31, 2004" wherever it appears to the date "January 31, 2000".

3. REPRESENTATIONS AND WARRANTIES. Borrower hereby remakes each of the representations and warranties contained in Section 3 of the Loan Agreement as of the date of this Amendment, as if made in connection with this Amendment and the Loan Agreement, except that for purposes hereof the references in Section 3.04 of the Loan Agreement to financial statements dated as of or as at certain dates shall be deemed to be references to the audited and unaudited financial statements of Borrower most recently delivered to Bank.

4. CONDITIONS PRECEDENT. The foregoing amendment shall not be effective and Bank shall have no obligation to release its security interest in personal property until:

       (i) Borrower has delivered to Bank this Amendment and a Modification/Extension Agreement shortening the Maturity Date to January 31, 2000, each duly executed in form satisfactory to Bank; and

      (ii)    Borrower has paid Bank the amount of $160,000.00.

The delivery of such documents and payment shall constitute Borrower's representation to Bank that Borrower is not in default under the Loan Agreement, as amended, except under Sections 5.09ii and that no other event of default or event which, with the giving of notice or passage of time or both, would become an event of default, has occurred; and Bank may request a certificate of an officer of Borrower stating the foregoing.

5. RELEASE. Upon the delivery of the documents and payment provided for in Section 4 above, Bank shall deliver to Borrower one or more duly executed UCC-3 Termination Statements releasing Bank's security interests in Borrower's accounts, general intangibles, inventory and equipment and shall terminate Borrower's Security Agreement dated June 30, 1994.

6. ENTIRE AGREEMENT. This Amendment and the Loan Agreement contain the entire agreement of the parties concerning the subject matter hereof and thereof. No promise, representation or understanding which is not expressly set forth in, or incorporated into, either the Loan Agreement or this Amendment shall be enforceable by either party.

7. EFFECTIVENESS. The Loan shall continue to be governed by and subject to all of the provisions of the Loan Agreement as amended hereby and any amounts outstanding on the Loan after the pre-payment shall continue to be outstanding and evidenced by the Note. The Loan Agreement, as amended hereby, and all of the Collateral Documents, to which Borrower is a party, other than Borrower's Security Agreement dated June 30, 1994, remain in full force and effect and are hereby ratified and confirmed. Any reference to "this Agreement" or "the Loan Agreement" in the Loan Agreement or in any promissory note, security agreement, guaranty, or other instrument relating to the Loan Agreement is deemed to be a reference to the Loan Agreement as amended hereby.

IN WITNESS WHEREOF, Borrower and Bank have caused this Amendment to be executed the date first set forth above.

COLORADO NATIONAL BANK


By:__________________________________

Title:_______________________________


MARQUEST MEDICAL PRODUCTS, INC.

By:__________________________________

Title:_______________________________